Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

NOTE 22 — SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the audited consolidated financial statements are issued. There are two types of subsequent events: (1) recognized, or those that provide additional evidence with respect to conditions that existed at the dates of the balance sheets, including the estimates inherent in the process of preparing financial statements, and (2) non-recognized, or those that provide evidence with respect to conditions that did not exist at the date of the balance sheet but arose subsequent to that date. The Company has analyzed its operations subsequent to December 31, 2024 to the date of April 30, 2025, these audited consolidated financial statements were issued, and has determined that it does not have any material events to disclose, except disclosed below or elsewhere in the notes to the audited consolidated financial statements.

(a)	Purchase of office premises and motor vehicle parking spaces

On March 26, 2025, PSIHK, one of the Company’s Operating Subsidiaries, entered into several preliminary agreements for the sale and purchase with a seller regarding several office premises and motor vehicle parking spaces located in Hong Kong for a total consideration of approximately $5,512,000. The formal agreements were entered into on April 7, 2025.

(b)	Changes in tariff policies

On 2 April, 2025, the U.S. Government announced a 34% tariff on goods imported from China, on top of the existing 20% tariff on Chinese imports. On April 10, 2025, the U.S. Government further increased the tariffs to a total of 145% on goods imported from China. The management are currently assessing the impact such tariffs would have on the Company’s operations for the year ending December 31, 2025.